UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act 1934

Date of report (Date of earliest event reported):   June 6, 2008

WESTMORELAND COAL COMPANY
(Exact Name of Registrant as Specified in Charter)

Delaware	001-11155	23-1128670
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2nd Floor, 2 North Cascade Avenue, Colorado Springs, CO   80903
(Address of Principal Executive Offices)   (Zip Code)

Registrant's telephone number, including area code: (719) 442-2600

______________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

               Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

             Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

             Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

                The Company reported that the represented employees of Westmoreland Resources, Inc.’s Absaloka Mine chose to impose a labor stoppage following over four months of negotiations. The previous collective bargaining agreement with the International Union of Operating Engineers Local 400 (“IUOE”) expired on March 1, 2008.

                On Friday evening, June 6, 2008, the represented employees voted on an agreement that the Company believes offered fair increases in wages and benefits. After the proposed collective bargaining agreement was rejected by the represented employees, they chose to initiate a work stoppage effective 12:01 AM, Saturday, June 7, 2008.

Item 9.01.   Financial Statements and Exhibits.

(c)	Exhibits

Exhibit 99.1	Press release dated June 9, 2008

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 12, 2008

WESTMORELAND COAL COMPANY

By: /s/ Morris W. Kegley
Name: Morris W. Kegley
Title: General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated June 9, 2008